CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 19, 2015, relating to the financial statements and financial highlights, which appear in the December 31, 2014 Annual Report to Shareholders of Columbia Variable Portfolio - Balanced Fund, Columbia Variable Portfolio - Cash Management Fund, Columbia Variable Portfolio - Commodity Strategy Fund, Columbia Variable Portfolio - Core Equity Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Emerging Markets Bond Fund, Columbia Variable Portfolio - High Yield Bond Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Large Cap Index Fund (formerly known as Columbia Variable Portfolio - S&P 500 Index Fund), Columbia Variable Portfolio - Limited Duration Credit Fund, Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund, Columbia Variable Portfolio - Mid Cap Growth Fund (formerly known as Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund), Columbia Variable Portfolio - Mid Cap Value Fund (formerly known as Columbia Variable Portfolio - Mid Cap Value Opportunity Fund), Columbia Variable Portfolio - Select International Equity Fund (formerly known as Columbia Variable Portfolio - International Opportunity Fund), Columbia Variable Portfolio - Select Large-Cap Value Fund, Columbia Variable Portfolio - Select Smaller-Cap Value Fund, Columbia Variable Portfolio - Seligman Global Technology Fund and Columbia Variable Portfolio - U.S. Government Mortgage Fund (nineteen of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 27, 2015

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 23, 2015, relating to the financial statements and financial highlights, which appear in the December 31, 2014 Annual Report to Shareholders of Columbia Variable Portfolio - Emerging Markets Fund, Columbia Variable Portfolio - Global Bond Fund, Columbia Variable Portfolio - Intermediate Bond Fund (formerly known as Columbia Variable Portfolio - Diversified Bond Fund), Columbia Variable Portfolio - Large Core Quantitative Fund, Columbia Variable Portfolio - U.S. Equities Fund (formerly known as Variable Portfolio - Columbia Wanger U.S. Equities Fund), Variable Portfolio - Aggressive Portfolio, Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Conservative Portfolio, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Holland Large Cap Growth Fund , Variable Portfolio - Invesco International Growth Fund, Variable Portfolio - J.P. Morgan Core Bond Fund, Variable Portfolio - Jennison Mid Cap Growth Fund, Variable Portfolio - Loomis Sayles Growth Fund , Variable Portfolio - MFS Value Fund, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Morgan Stanley Global Real Estate Fund, Variable Portfolio - NFJ Dividend Value Fund, Variable Portfolio - Nuveen Winslow Large Cap Growth Fund, Variable Portfolio - Partners Small Cap Growth Fund, Variable Portfolio - Partners Small Cap Value Fund, Variable Portfolio - Pyramis® International Equity Fund, Variable Portfolio - Sit Dividend Growth Fund, Variable Portfolio - TCW Core Plus Bond Fund , Variable Portfolio - Victory Established Value Fund and Variable Portfolio - Wells Fargo Short Duration Government Fund (thirty-one of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 27, 2015

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